SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 16, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission              IRS Employer
jurisdiction                    File Number             Identification
of incorporation                                        Number

Delaware                          1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 16, 2000 registrant issued a press release entitled "Halliburton's 2000 Shareholders' Meeting and Second Quarter Dividend," pertaining to, among other things, an announcement that the registrant's stockholders have elected all ten nominees to the board of directors, ratified the appointment of Arthur Andersen LLP to audit registrant's financial statements for the year 2000, and voted in favor of a proposal to amend and restate registrant's 1993 stock and long-term incentive plan. Registrant's board of directors has declared a second quarter dividend of 12.5 cents a share on registrant's common stock, payable June 22, 2000 to stockholders of record at the close of business on June 1, 2000.
 .

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 16, 2000.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    May 16, 2000                  By: /s/  Susan S. Keith
                                          -----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary







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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           May 16, 2000
                           Incorporated by Reference









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